Disruptive Technology Designed for the Change Headquartered in San Jose and Little Rock Beats Current Technologies on Average by 50% Inuvo CEO, Engineer, Acxiom strategist, built, acquired, and sold numerous technology businesses. Rich Howe Richard.Howe@inuvo.com Inuvo CFO with multiple public & private company experiences across industries. Wally Ruiz Advertising is on Precipice of a Change that will Impact the Entire Value Chain Growth in 2021 has been strong, we have ~ 90 people, 25 issued and pending patents, and a data science concentration. The Team

Safe Harbor Statement / Non-Disclosure Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward‐looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward‐looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward‐looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

Investment Highlights RAPID REVENUE GROWTH 68% TTM year-over-year revenue growth through the first quarter of 2022. Q122 was up 75% YOY. PROVEN CLIENT PERFORMANCE We have a simple philosophy, everything we do has to work. Inuvo delivers unmatched campaign performance that has outperformed client branding and performance goals on average by 50% over the last 9 quarters. DISRUPTIVE AI TECHNOLOGY The performance of $200 billion dollars of media spend is expected to be significantly impacted by the loss of 3rd party cookie data. The IntentKey is poised to take market share. SCALABLE SOFTWARE & SERVICES Inuvo’s platforms offer the top line scalability of a services business model combined with the bottom-line margins associated with SaaS. STRONG BALANCE SHEET With over $8M cash, NWC ratio 1.7 and no debt, Inuvo plans to fund growth both organically and through accretive M&A. SOLID & GROWING IP PORTFOLIO Inuvo’s intellectual property is protected by 17 issued and 8 pending patents. % Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Opportunity: $200B of $Media in Jeopardy Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Prospecting Strategy Media Buying Strategy Creative Strategy Data,Analytics, Attribution Strategy Personalization Strategy Consumer (WHO?) Consumer Data VPN Usage IP Address 3rd &1st Cookies Browsers Incognito

Brand or Product Urban Living Frequent Business Traveler Married with 2 Children (10 and 8) Runner Enthusiast Male Age 30-45 Dual HHI: $150,000 College Degree Technology Interests Short Snout Sleep Quality Noise Canceling Sleep Aid Snoring Dog Difficulty Breathing Pug Brachycephalic Syndrome Inuvo uses anonymous signals derived by Artificial Intelligence without persistence & consumer data. Determining WHY not WHO Behind Interests Artificial intelligence that understands the relationships behind the wisdom of humanity Competitors use persistent identifiers (cookies, IP) that allow tracking & onboarding of consumer data. Targeting WHY is more valuable than Targeting WHO Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Converting Audiences based on WHY

AI determines the reason WHY conversions are occurring An Advanced Platform for Delivering Media AI determines the reason WHY content is being consumed at this exact moment. Place Advertising SIGNAL MATCH Tens of millions invested to date in the AI platform: 17 issued patents Pugs Pets Snoring Beds Sleep Quality Headphones Noise Apnea Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Organic Growth/Sales Strategy: Industry agnostic approach targeting a wide array of sectors IntentKey Generates Leads for IntentKey AI Powered Media Service Sold Directly to Brands AI SaaS Platform sold to Media Agencies AI Powered Media Service Empowers Creative Agencies Rapidly growing sales force and channel partners Consumer Electronics Retail Financial Services Auto Nonprofit Electronics CPG Tourism Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Future-Ready Performance for Clients We have a simple philosophy, everything we do has to work. In 2021, client goals exceeded by 50%. 9 RESULT: HIGHER RETURN ON AD DOLLARS Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Inuvo’s Revenue by Quarter TTM YOY growth rate of 68% – Q2 2022 YOY growth was 79% $7.6 $9.2 $12.9 $10.6 $12.6 $19.7 $18.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q u a r te rl y R e v e n u e i n M il li o n s Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. $8M cash, no debt, a NWC ratio 1.7 with an unused $5M borrowing facility @ Q2-2022 $16.8

Key Statistics 11 Ticker (NYSE American) INUV TTM Year-over-Year Growth Rate 72% Share Price @ 8/1/22 $0.46 Common Shares Outstanding @ 5/6/22 – No warrants or preferred 119.8M Market Capitalization @ 8/1/22 $55M Cash, Cash Equivalents and Marketable Securities @ 6/30/22 $8.4M Capital Availability On Demand Through Borrowing Facility $5.0M Long-term Debt @ 6/30/22 $0 Insider Ownership 8.3% Estimated Gross Profit Margin @ > $200M Revenue 55-65% Estimated EBITDA Margin @ > $200M Revenue 15-25% Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Get in Touch Richard Howe, CEO Richard.Howe@inuvo.com Wally Ruiz, CFO Wally.Ruiz@inuvo.com Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Investor Relations: David K. Waldman/Natalya Rudman Crescendo Communications, LLC Email: INUV@crescendo-ir.com Tel: (212) 671-1021